SmartTrust 481

Supplement to the Prospectus

Notwithstanding anything to the contrary in the prospectus, the portfolio for Fundamental Equity Contrarians Trust, Series 3 no longer includes shares of Oasis Petroleum Inc.

Supplement Dated: October 2, 2020